                                  GUIDANCE #2

U S LIQUIDS INC.
2001 REVISED EARNINGS GUIDANCE
AUGUST 7, 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)


    TOTAL COMPANY            1Q01 (A)            2Q01 (A)             3Q01(E){i}          4Q01(E){i}            2001(E){i}

Revenue                       58,050               62,058                56,199               55,439              231,746
                          ----------           ----------            ----------           ----------           ----------

Total Revenue                 58,050   100.0%      62,058    100.0%      56,199   100.0%      55,439   100.0%     231,746   100.0%
Operating Costs               44,274    76.3%      45,343     73.1%      39,802    70.8%      39,806    71.8%     169,225    73.0%
                          ----------           ----------            ----------           ----------           ----------

Gross Profit                  13,776    23.7%      16,715     26.9%      16,397    29.2%      15,633    28.2%      62,521    27.0%
Depreciation and
  Amortization                 4,289     7.4%       4,339      7.0%       4,366     7.8%       4,496     8.1%      17,490     7.5%
SG&A                           5,962    10.3%       6,871     11.1%       6,128    10.9%       6,256    11.3%      25,217    10.9%
Special Income, net             --       0.0%      (6,759)   -10.9%        --       0.0%        --       0.0%      (6,759)   -2.9%
                          ----------           ----------            ----------           ----------           ----------

EBIT                           3,525     6.1%      12,264     19.8%       5,903    10.5%       4,881     8.8%      26,573    11.5%
Net Interest Expense           2,825     4.9%       2,644      4.3%       2,500     4.4%       2,500     4.5%      10,469     4.5%
Other (Income) Expense           (78)   -0.1%        (138)    -0.2%           4     0.0%           4     0.0%        (208)   -0.1%
                          ----------           ----------            ----------           ----------           ----------

Pre-tax Income                   778     1.3%       9,758     15.7%       3,399     6.0%       2,377     4.3%      16,312     7.0%
Taxes                            350     0.6%       4,725      7.6%       1,530     2.7%       1,064     1.9%       7,669     3.3%
                          ----------           ----------            ----------           ----------           ----------

Net Income                       428     0.7%       5,033      8.1%       1,869     3.3%       1,313     2.4%       8,643     3.7%
                          ==========           ==========            ==========           ==========           ==========

EARNINGS PER SHARE              0.03                 0.30                  0.11                 0.08                 0.52
                          ==========           ==========            ==========           ==========           ==========

Shares Oustanding             15,947               16,644                16,616               16,616               16,616
                          ==========           ==========            ==========           ==========           ==========

EBITDA                         7,892    13.6%      16,741     27.0%      10,265    18.3%       9,373    16.9%      44,271    19.1%
                          ==========           ==========            ==========           ==========           ==========

{i}  These projections exclude the Company's operations held for sale.


THIS RELEASE INCLUDES FORWARD-LOOKING FINANCIAL PROJECTIONS. THE COMPANY'S BUSINESS AND PROSPECTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, ANY OF WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTED RESULTS; INCLUDING, AMONG OTHER THINGS, THE OUTCOME OF LITIGATION OR ADMINISTRATIVE PROCEEDINGS, OBTAINING OR MAINTAINING OF GOVERNMENTAL PERMITS AND APPROVALS REQUIRED FOR THE OPERATION OF ITS FACILITIES AND CHANGES IN THE LAWS AND REGULATIONS GOVERNING THE COMPANY'S OPERATIONS. THESE AND OTHER RISKS AND UNCERTAINTIES ARE DESCRIBED IN MORE DETAIL IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND IN THE COMPANY'S SUBSEQUENT SEC FILINGS.